1 FIRST QUARTER 2022 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2

2 Supplemental Q1 2022 2 Table of Contents CORPORATE INFORMATION Company Profile ...................................................................................................................................................................... 3 Investor Information and Research Coverage ................................................................................................................... 4 Company Highlights ............................................................................................................................................................... 5 PORTFOLIO OVERVIEW First Quarter 2022 Highlights ................................................................................................................................................ 6 Loan Portfolio Summary ......................................................................................................................................................... 7 Portfolio Growth and Diversification ................................................................................................................................... 8 Portfolio Credit Quality .......................................................................................................................................................... 9 Capital Structure Overview .................................................................................................................................................... 10 Interest Rate Sensitivity ........................................................................................................................................................... 11 APPENDIX Loan Investment Details ......................................................................................................................................................... 13 Purchase Discount Details ..................................................................................................................................................... 15 Condensed Consolidated Balance Sheets ......................................................................................................................... 16 Condensed Consolidated Statements of Operations ...................................................................................................... 17 Reconciliation of Net Income to Distributable Earnings and Adjusted Distributable Earnings ............................... 18 WARNING CONCERNING FORWARD-LOOKING STATEMENTS ................................................................................................ 19 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures ............................................................................................................................................. 20 Other Measures and Definitions .......................................................................................................................................... 21 Please refer to Non-GAAP Financial Measures and Other Measures and Definitions for terms used throughout this document.

3 Supplemental Q1 2022 3 Management: Our manager, Tremont Realty Capital LLC, or Tremont, is registered with the Securities and Exchange Commission, or SEC, as an investment adviser. Tremont is owned by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on CRE and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of March 31, 2022, RMR had more than $37 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, nearly 2,200 properties and approximately 37,000 employees. We believe our manager’s relationship with RMR provides us with a depth of market knowledge that may allow us to identify high quality investment opportunities and to evaluate them more thoroughly than many of our competitors, including other commercial mortgage REITs. We also believe RMR’s broad platform provides us with access to RMR’s extensive network of real estate owners, operators, intermediaries, sponsors, financial institutions and other real estate related professionals and businesses with which RMR has historical relationships. We also believe that our manager provides us with significant experience and expertise in investing in middle market and transitional CRE. The Company: Seven Hills Realty Trust, or SEVN, we, our or us, is a real estate investment trust, or REIT, that focuses on originating and investing in floating rate first mortgage loans secured by middle market and transitional commercial real estate, or CRE. We define middle market CRE as commercial properties that have values up to $100.0 million and transitional CRE as commercial properties subject to redevelopment or repositioning activities that are expected to increase the value of the properties. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (617) 332-9530 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: SEVN Key Data (as of and for the three months ended March 31, 2022): (dollars in thousands) Q1 2022 income from investments, net $ 13,777 Q1 2022 net income $ 11,126 Q1 2022 Adjusted Distributable Earnings $ 5,310 Loans held for investment, net $ 622,710 Total assets $ 635,025 Company Profile RETURN TO TABLE OF CONTENTSCORPORATE INFORMATION

4 Supplemental Q1 2022 4 Investor Information and Research Coverage Board of Trustees Barbara D. Gilmore Phyllis M. Hollis William A. Lamkin Joseph L. Morea Jeffrey P. Somers Independent Trustee Independent Trustee Independent Trustee Lead Independent Trustee Independent Trustee Matthew P. Jordan Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee Executive Officers Equity Research Coverage Thomas J. Lorenzini G. Douglas Lanois JMP Securities President Chief Financial Officer and Treasurer Chris Muller, CFA (212) 906-3559 Contact Information cmuller@jmpsecurities.com Investor Relations Inquiries Seven Hills Realty Trust Financial, investor and media inquiries should be directed to: Jones Trading Institutional Services, LLC Two Newton Place Kevin Barry, Director, Investor Relations Jason M. Stewart 255 Washington Street, Suite 300 at (617) 332-9530 or ir@sevnreit.com (646) 465-9932 (617) 796-8253 jstewart@jonestrading.com ir@sevnreit.com www.sevnreit.com SEVN is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SEVN’s performance made by these analysts do not represent opinions, estimates or forecasts of SEVN or its management. SEVN does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. CORPORATE INFORMATION RETURN TO TABLE OF CONTENTS

5 Supplemental Q1 2022 5 Note: As of March 31, 2022 Company Highlights CORPORATE INFORMATION 27 Floating Rate First Mortgage Loans SEVN Nasdaq Listed $685M Total Loan Commitments 100% Loans Current on Debt Service $632M Total Debt Capacity 68% Weighted Average Loan to Value 1.4x Debt to Equity Ratio 2.8 Weighted Average Portfolio Risk Rating 0.6x Price to Adjusted Book Value RETURN TO TABLE OF CONTENTS

6 Supplemental Q1 2022 6 Financial Results Investment Activity Portfolio Update Capitalization Note: As of and for the three months ended March 31, 2022 (unless otherwise noted) • Generated net income of $11.1 million, or $0.76 per diluted share, and Adjusted Distributable Earnings of $5.3 million, or $0.37 per diluted share. • Book value per common share of $18.17 and Adjusted Book Value per common share of $18.95. • Declared quarterly dividend of $0.25 per common share. • Portfolio of 27 first mortgage loans with an aggregate total loan commitment of $684.5 million. • Diversified across geographic and property types. • All loans current on debt service and credit quality remains strong at a weighted average risk rating of 2.8. • Closed three new loans with a total commitment of $95.8 million and weighted average coupon rate of 3.97%. • Two loans with an aggregate principal of $47.9 million were fully repaid during the quarter. • Continued execution of business plan with anticipated total aggregate loan commitments of approximately $950.0 million when fully invested. • Entered into a new Master Repurchase Facility with an initial capacity of $125.0 million, and an option to increase the capacity to $250.0 million, for future originations and fundings. • Extended the maturity date of one of our Master Repurchase Facilities by three years to March 2025. • Outstanding principal balance of $369.4 million under our Secured Financing Facilities. First Quarter 2022 Highlights PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS

7 Supplemental Q1 2022 7 (dollars in thousands) First Quarter 2022 Portfolio Activity (dollars in millions) Total Loan Commitments Unfunded Commitments First Quarter Originations As of March 31, 2022 Number of loans 3 27 Average loan commitment $31,917 $25,354 Total loan commitments $95,750 $684,547 Unfunded loan commitments $4,566 $47,812 Principal balance $91,184 $636,831 Weighted average coupon rate 3.97% 4.57% Weighted average All In Yield 4.39% 5.10% Weighted average Maximum Maturity 4.9 3.7 Weighted average LTV 64% 68% Weighted average floor 0.10% 0.61% Loans with active floors 0% 41% Weighted average risk rating 3.0 2.8 Principal Balance First Quarter 2022 Portfolio Summary $684.5 PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS $648.3

8 Supplemental Q1 2022 8 Retail Geographic Region (2) Property Type (2) (dollars in millions) Portfolio Growth and Diversification (1) Includes loans originated by Tremont Mortgage Trust, or TRMT, and acquired by SEVN on September 30, 2021, as a result of the merger with TRMT, or the Merger. (2) Based on principal balance of loans held for investment as of March 31, 2022. Total Loan Commitments Unfunded Commitments Principal Balance Loan Originations by Quarter (1) PORTFOLIO OVERVIEW Loan Count 3 6 6 3 RETURN TO TABLE OF CONTENTS 2

9 Supplemental Q1 2022 9 Loan Count Loan to Value (1) % of Portfolio Portfolio Credit Quality Loan Count 3 2 9 11 2 0 8 17 2 0 Risk Rating Distribution (1) % of Portfolio Weighted Average LTV: 68% Weighted Average Risk Rating: 2.8 (1) Percentage of portfolio based on principal balance of loans held for investment as of March 31, 2022. PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS

Capital Structure Overview as of March 31, 2022

SEVEN HILLS REALTY TRUST

Capital Structure Detail
(amounts in thousands, except per share data)

Secured Financing Facilities	**Maximum Facility Size**	**Principal Balance**	**Unused Capacity**	**Weighted Average Advance Rate**	**Weighted Average Coupon Rate**	**Weighted Average Remaining Maturity** (1)
Master Repurchase Facilities	$ 532,000	$ 287,156	$ 244,844	72.1%	2.36%	1.7
Asset Specific Financing	100,000	82,276	17,724	75.0%	2.16%	2.7
Total	$ 632,000	$ 369,432	$ 262,568	72.8%	2.32%	1.9

Reconciliation of Book Value per Common Share to Adjusted Book Value per Common Share	
Shareholders' equity	$ 265,253
Total outstanding common shares	14,597
Book value per common share	18.17
Unaccreted purchase discount per common share	0.78
Adjusted Book Value per common share (2)	$ 18.95

Capital Structure Composition



Equity, 42%
Secured Financing Facilities, 58%

(1) The weighted average remaining maturity of our Master Repurchase Facilities is determined using the earlier of the underlying loan maturity date and the respective repurchase agreement maturity date. The weighted average remaining maturity of Asset Specific Financing is determined using the underlying loan maturity date.

(2) Adjusted Book Value per common share excludes the impact of the unaccreted purchase discount resulting from the excess fair value over the purchase price of the loans held for investment acquired in the Merger. The purchase discount of $36.4 million was allocated to each acquired loan held for investment and is accreted into income over the remaining term of the respective loan held for investment. As of March 31, 2022, the unaccreted purchase discount was $11.5 million.

PORTFOLIO OVERVIEW

RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 10

11 Supplemental Q1 2022 11 The interest income on our loans held for investment and the interest expense on our borrowings float with an interest rate index, either LIBOR or SOFR, subject to applicable floor arrangements. We have interest rate floor provisions in all but one of our loan agreements with borrowers which set a minimum LIBOR or SOFR for each loan. These floors range from 0.10% to 2.32% and the portfolio weighted average is 0.61% as of March 31, 2022. As a result, our interest income will increase if LIBOR or SOFR, as applicable, exceeds the floor established in any of our investments, and if LIBOR or SOFR, as applicable, decreases below the floor established in any of our investments, our interest income for the respective loan will not be impacted. Our borrowings are not subject to interest rate floor provisions. As a result, our interest expense will increase if the applicable interest rate index increases and will decrease if such rate decreases. The above table illustrates the incremental impact on our annual income from investments, net, due to hypothetical increases and decreases in LIBOR or SOFR, taking into consideration our borrowers’ interest rate floors as of March 31, 2022. The results in the table above are based on our loan portfolio and debt outstanding at March 31, 2022. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis, and this illustration is not meant to forecast future results. Interest rates under our loan agreements with borrowers entered into prior to January 1, 2022 have been or are expected to be amended to replace LIBOR with SOFR prior to June, 2023. As of January 1, 2022, interest rates under our new loan agreements with borrowers are based on SOFR. Our master repurchase agreement with Citibank, N.A. was amended and restated in March 2022 to, among other things, replace LIBOR with SOFR for interest rate calculations on advances. Interest rates on advances under our Asset Specific Financing and our Master Repurchase Facility with Wells Fargo, National Association have been based on SOFR since we entered into the agreements governing those facilities. Interest Rate Sensitivity Net Interest Income Per Share Sensitivity to Changes to Interest Rate Index (1) (Annualized impact per share) PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS (1) Based on loans held for investment and Secured Financing Facilities as of March 31, 2022.

12 Supplemental Q1 2022 12APPENDIX Appendix

Loan Investment Details

(dollars in thousands)

First mortgage loans as of March 31, 2022: (1)

Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance (2)	Coupon Rate	All in Yield	Maturity Date	Maximum Maturity Date	LTV	Risk Rating
St. Louis, MO	Office	12/19/2018	$ 29,500	$ 28,917	L + 3.25%	L + 3.74%	12/19/2022	12/19/2023	72%	2
Coppell, TX	Retail	02/05/2019	19,365	19,365	L + 3.50%	L + 4.24%	08/12/2022	08/12/2022	73%	3
Yardley, PA	Office	12/19/2019	16,500	14,687	L + 4.58%	L + 5.80%	12/19/2023	12/19/2024	75%	4
Allentown, PA	Industrial	01/24/2020	10,270	10,270	L + 3.50%	L + 4.03%	01/24/2023	01/24/2025	67%	2
Dublin, OH	Office	02/18/2020	22,820	22,507	S + 3.75%	S + 4.95%	02/18/2023	02/18/2023	33%	2
Downers Grove, IL	Office	09/25/2020	30,000	29,499	L + 4.25%	L + 4.69%	11/25/2023	11/25/2024	67%	3
Los Angeles, CA	Retail	12/17/2020	24,600	19,142	L + 4.25%	L + 5.05%	12/17/2022	12/17/2024	67%	3
Aurora, IL	Office / Industrial	12/18/2020	16,500	14,710	L + 4.35%	L + 5.04%	12/18/2023	12/18/2024	73%	2
Miami, FL	Office	01/19/2021	10,900	10,900	L + 4.50%	L + 5.47%	01/19/2023	01/19/2025	68%	2
Olmstead Falls, OH	Multifamily	01/28/2021	54,575	46,084	L + 4.00%	L + 4.64%	01/28/2024	01/28/2026	63%	3
Colorado Springs, CO	Office / Industrial	04/06/2021	34,275	29,642	L + 4.50%	L + 5.03%	04/06/2024	04/06/2025	73%	3
Westminster, CO	Office	05/25/2021	15,250	13,759	L + 3.75%	L + 4.20%	05/25/2024	05/25/2026	66%	2
Plano, TX	Office	07/01/2021	27,385	25,209	L + 4.75%	L + 5.17%	07/01/2024	07/01/2026	78%	3
Portland, OR	Multifamily	07/09/2021	19,689	19,688	L + 3.57%	L + 3.97%	07/09/2024	07/09/2026	75%	3
Portland, OR	Multifamily	07/30/2021	13,400	13,400	L + 3.57%	L + 3.98%	07/30/2024	07/30/2026	71%	4
Seattle, WA	Multifamily	08/16/2021	12,500	12,259	L + 3.55%	L + 3.89%	08/16/2024	08/16/2026	70%	3

APPENDIX

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Supplemental Q1 2022 13

Loan Investment Details (Continued)

SEVEN HILLS REALTY TRUST

(dollars in thousands)

First mortgage loans as of March 31, 2022: [1]

Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance [2]	Coupon Rate	All in Yield	Maturity Date	Maximum Maturity Date	LTV	Risk Rating
Dallas, TX	Office	08/25/2021	50,000	43,450	L + 3.25%	L + 3.61%	08/25/2024	08/25/2026	72%	3
Sandy Springs, GA	Retail	09/23/2021	16,488	14,821	L + 3.75%	L + 4.11%	09/23/2024	09/23/2026	72%	2
Carlsbad, CA	Office	10/27/2021	24,750	23,740	L + 3.25%	L + 3.59%	10/27/2024	10/27/2026	78%	3
Bellevue, WA	Office	11/05/2021	21,000	20,000	L + 3.85%	L + 4.19%	11/05/2024	11/05/2026	68%	3
Ames, IA	Multifamily	11/15/2021	18,000	17,680	L + 3.80%	L + 4.13%	11/15/2024	11/15/2026	71%	3
Downers Grove, IL	Office	12/09/2021	23,530	23,530	L + 4.25%	L + 4.57%	12/09/2024	12/09/2026	72%	3
West Bloomfield, MI	Retail	12/16/2021	42,500	37,388	L + 3.85%	L + 4.66%	12/16/2023	12/16/2024	59%	3
Summerville, SC	Industrial	12/20/2021	35,000	35,000	L + 3.50%	L + 3.82%	12/20/2024	12/20/2026	70%	2
Delray Beach, FL	Retail	03/18/2022	16,000	13,034	S + 4.25%	S + 5.00%	03/18/2024	03/18/2026	56%	3
Starkville, MS	Multifamily	03/22/2022	37,250	35,950	S + 4.00%	S + 4.33%	03/22/2025	03/22/2027	70%	3
Brandywine, MD	Retail	03/29/2022	42,500	42,200	S + 3.85%	S + 4.25%	03/29/2025	03/29/2027	62%	3
Total/weighted average			$ 684,547	$ 636,831	+ 3.87%	+ 4.40%			68%	2.8

(1) As of April 25, 2022, all of our borrowers had paid their debt service obligations owed and due to us and none of the loans included in our investment portfolio were in default.

(2) The principal balance excludes the impact of the $11,458 unaccreted purchase discount related to the Merger.

APPENDIX

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Supplemental Q1 2022 14

Purchase Discount Details

(dollars in millions)

The fair value of the loans acquired in the Merger exceeded the purchase price of the loans. In accordance with U.S. generally accepted accounting principles, or GAAP, a purchase discount is recorded for the difference between the fair value and purchase price of the loans acquired. The purchase discount is accreted into income over the remaining terms of the acquired loans.

Purchase Discount

Fair value of TRMT loans acquired in the Merger	$	205.6
Less: Purchase price of TRMT loans acquired in the Merger		169.2
Purchase discount as of September 30, 2021		36.4
Less: Accumulated accretion of purchase discount		(24.9)
Remaining purchase discount to be accreted	$	11.5

Estimate of Purchase Discount Accretion [(1)]



$18.9
$5.9
$1.6
$1.6
$1.6
$4.4
$2.3
Q4 2021 (Actual)
Q1 2022 (Actual)
Q2 2022
Q3 2022
Q4 2022
2023
2024

(1) The estimate of purchase discount accretion is based on information as of March 31, 2022 and is subject to change as a result of early repayments or modifications of loans accounted for as extinguishments.

PORTFOLIO OVERVIEW
RETURN TO TABLE OF CONTENTS
Supplemental Q1 2022 15

16 Supplemental Q1 2022 16 Financial Summary March 31, 2022 December 31, 2021 ASSETS   Cash and cash equivalents $ 8,953 $ 26,197 Restricted cash 9 98 Loans held for investment, net 622,710 570,780 Prepaid expenses and other assets 3,353 2,918 Total assets $ 635,025 $ 599,993 LIABILITIES AND SHAREHOLDERS' EQUITY Accounts payable, accrued liabilities and deposits $ 967 $ 1,561 Secured financing facilities, net 367,679 339,627 Due to related persons 1,126 1,111 Total liabilities 369,772 342,299 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $0.001 par value per share; 25,000,000 shares authorized; 14,597,079 shares issued and outstanding 15 15 Additional paid in capital 237,706 237,624 Cumulative net income 35,776 24,650 Cumulative distributions (8,244) (4,595) Total shareholders' equity 265,253 257,694 Total liabilities and shareholders' equity $ 635,025 $ 599,993 Condensed Consolidated Balance Sheets (dollars in thousands, except per share data) APPENDIX RETURN TO TABLE OF CONTENTS

17 Supplemental Q1 2022 17 Condensed Consolidated Statements of Operations Three Months Ended March 31,     2022   2021 INCOME FROM INVESTMENTS:         Interest income from investments   $ 9,579 $ 2,001 Purchase discount accretion 5,935 — Less: interest and related expenses   (1,737) — Income from investments, net   13,777 2,001 OTHER EXPENSES: Base management fees   1,063 715 General and administrative expenses   946 592 Reimbursement of shared services expenses 560 326 Other transaction related costs   37 — Total other expenses   2,606 1,633 Income before income tax expense 11,171 368 Income tax expense (45) (18) Net income   $ 11,126 $ 350   Weighted average common shares outstanding - basic   14,505 10,202 Weighted average common shares outstanding - diluted   14,519 10,202   Net income per common share - basic and diluted   $ 0.76 $ 0.03       (amounts in thousands, except per share data) APPENDIX RETURN TO TABLE OF CONTENTS

18 Supplemental Q1 2022 18 Three Months Ended March 31, 2022 2021 Reconciliation of net income to Distributable Earnings and Adjusted Distributable Earnings: Net income $ 11,126 $ 350 Non-cash equity compensation expense 82 Non-cash accretion of purchase discount (5,935) — Distributable Earnings 5,273 350 Other transaction related costs (1) 37 — Adjusted Distributable Earnings $ 5,310 $ 350 Weighted average common shares outstanding - basic   14,505 10,202 Weighted average common shares outstanding - diluted   14,519 10,202 Distributable Earnings per common share - basic and diluted   $ 0.36 $ 0.03 Adjusted Distributable Earnings per common share - basic and diluted $ 0.37 $ 0.03 Reconciliation of Net Income to Distributable Earnings and Adjusted Distributable Earnings (amounts in thousands, except per share data) APPENDIX RETURN TO TABLE OF CONTENTS (1) Other transaction related costs primarily include expenses related to the Merger and related to our conversion from a Maryland statutory trust to a Maryland REIT.

19 Supplemental Q1 2022 19 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements WARNING CONCERNING FORWARD-LOOKING STATEMENTS RETURN TO TABLE OF CONTENTS

20 Supplemental Q1 2022 20 ON -G AA P FI NA NC IA L ME AS UR ES A ND C ER TA IN D EF IN IT IO NS We present Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings, Adjusted Distributable Earnings per common share and Adjusted Book Value per common share, which are considered “non-GAAP financial measures” within the meaning of the applicable SEC rules. These non-GAAP financial measures do not represent net income, net income per common share or cash generated from operating activities and should not be considered as an alternative to net income or net income per common share determined in accordance with GAAP or an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodology for calculating these non- GAAP financial measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings, and Adjusted Distributable Earnings per common share may not be comparable to the distributable earnings and distributable earnings per common share as reported by other companies. We believe that Adjusted Book Value per common share is a meaningful measure of our capital adequacy because it excludes the unaccreted purchase discount resulting from the excess of the fair value of the loans TRMT then held for investment and which we acquired as a result of the Merger over the consideration we paid in the Merger. Adjusted Book Value per common share does not represent book value per common share or alternative measures determined in accordance with GAAP. Our methodology for calculating Adjusted Book Value per common share may differ from the methodologies employed by other companies to calculate the same or similar supplemental capital adequacy measures; therefore, our Adjusted Book Value per common share may not be comparable to the adjusted book value per common share reported by other companies. In order to maintain our qualification for taxation as a REIT, we are generally required to distribute substantially all of our taxable income, subject to certain adjustments, to our shareholders. We believe that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share may be useful indicators of distributions to our shareholders and are measures that are considered by our Board of Trustees when determining the amount of distributions. We believe that Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share provide meaningful information to consider in addition to net income, net income per common share and cash flows from operating activities determined in accordance with GAAP. These measures help us to evaluate our performance excluding the effects of certain transactions, the variability of any management incentive fees that may be paid or payable and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Distributable Earnings is used in determining the amount of base management and management incentive fees payable by us to our Manager under our management agreement. Distributable Earnings: We calculate Distributable Earnings and Distributable Earnings per common share as net income and net income per common share, respectively, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) the management incentive fees earned by our Manager, if any; (b) depreciation and amortization, if any; (c) non-cash equity compensation expense; (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP), if any; and (e) one-time events pursuant to changes in GAAP and certain non-cash items, if any. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. Adjusted Distributable Earnings: We define Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share as Distributable Earnings and Distributable Earnings per common share, respectively, excluding the effects of certain non-recurring transactions. Adjusted Book Value: Adjusted Book Value per common share is a non-GAAP measure that excludes the impact of the unaccreted purchase discount resulting from the excess of the fair value of the loans TRMT then held for investment which we acquired as a result of the merger with TRMT over the consideration we paid in the merger. Non-GAAP Financial Measures NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS RETURN TO TABLE OF CONTENTS

21 Supplemental Q1 2022 21 ON -G AA P FI NA NC IA L ME AS UR ES A ND C ER TA IN D EF IN IT IO NS All In Yield: All In Yield represents the yield on a loan, including amortization of deferred fees over the initial term of the loan and excluding any purchase discount accretion. Asset Specific Financing: Amounts advanced under the facility loan agreement and security agreement with BMO Harris Bank N.A. are pursuant to separate facility loan agreements that we refer to as Asset Specific Financing. LIBOR: LIBOR refers to the London Interbank Offered Rate. LTV: Loan to value ratio, or LTV, represents the initial loan amount divided by the underwritten in-place value of the underlying collateral at closing. Master Repurchase Facilities: Collectively, we refer to the master repurchase facilities with UBS AG, Citibank, N.A. and Wells Fargo, National Association as our Master Repurchase Facilities. Maximum Maturity: Maximum Maturity assumes all borrower loan extension options have been exercised, which options are subject to the borrower meeting certain conditions. Secured Financing Facilities: Collectively, we refer to the Master Repurchase Facilities and our Asset Specific Financing as our Secured Financing Facilities. SOFR: SOFR is defined as the secured overnight financing rate. Other Measures and Definitions NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS RETURN TO TABLE OF CONTENTS